UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
April 10, 2009

TVIA, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-30539	94-3175152

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4800 Great America Parkway, Ste. 300
Santa Clara, CA 95054
(Address of principal executive offices, including zip code)
(408) 327-8000
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03 Bankruptcy or Receivership.
     As previously disclosed in the Current Report on Form 8-K filed on October 16, 2008 by Tvia, Inc. (the “Company”) with the Securities and Exchange Commission, on October 15, 2008, the Company filed a voluntary petition (the “Petition”) for reorganization under Chapter 11 of the United States Bankruptcy Code (the “Code”) in the United States Bankruptcy Court for the Northern District of California, San Jose Division (the “Court”), in the proceeding titled In re: Tvia, Inc., Case No. 08-55860 (the “Bankruptcy Proceedings”).
     On March 25, 2009, the Court directed the appointment of a Chapter 11 trustee for the Company. On April 9, 2009, the United States Trustee appointed YC (Yuchen) Zhu as Chapter 11 trustee for the Company, and on April 10, 2009, the Court entered an order approving such appointment. A copy of the order approving the appointment of YC (Yuchen) Zhu as Chapter 11 trustee for the Company is attached hereto as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

99.1	United States Bankruptcy Court for the Northern District of California, San Jose Division Order Approving Selection of Chapter 11 Trustee — Case No. 08-55860.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tvia, Inc.
By:	/s/ YC (Yuchen) Zhu
YC (Yuchen) Zhu
Chapter 11 Trustee

Date: April 16, 2009

Exhibit Index

Exhibit
Number	Exhibit Title

99.1	United States Bankruptcy Court for the Northern District of California, San Jose Division Order Approving Selection of Chapter 11 Trustee — Case No. 08-55860.